Exhibit 31.4
CERTIFICATION PURSUANT TO RULE 13a-14(a) UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Ken Bramlage, certify that:

1.	I have reviewed this report on Form 10-K/A of T Bancshares, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 28, 2017	/s/ Ken Bramlage
Ken Bramlage
Executive Vice President & Chief Financial Officer
Principal Financial Officer